Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


	As independent public accountants, we hereby consent to the incorporation by reference of our report included herein in this Form 10-K, into Phosphate Resource Partners Limited Partnership's previously filed
Registration Statement on Form S-3 (File No. 33-37441).




                                               /s/ ARTHUR ANDERSEN LLP
                                        -------------------------------------
                                                 ARTHUR ANDERSEN LLP

New Orleans, Louisiana
March 30, 1999